UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2004

TBA ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-22582	62-1535897
(Commission File Number)	(I.R.S. Employer Identification No.)

16501 VENTURA BOULEVARD, SUITE 601, ENCINO, CALIFORNIA 91436
(Address of principal executive offices, including zip code)

(818) 728-2600
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
INDEX OF EXHIBITS
EXHIBIT 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following is filed as an Exhibit to this Report:

99.1	TBA Entertainment Corporation Press Release dated June 11, 2004.

Item 9. Regulation FD Disclosure.

On June 11, 2004, TBA Entertainment Corporation issued a press release announcing the final determination of the merger consideration to be paid to TBA stockholders as a result of TBA’s proposed merger pursuant to the merger agreement executed April 8, 2004, the text of which is attached as Exhibit 99.1.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished under Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBA ENTERTAINMENT CORPORATION

	By:	/s/ Bryan J. Cusworth

DATE: June 14, 2004		Bryan J. Cusworth Chief Financial Officer

INDEX OF EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release dated June 11, 2004